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                                                                   Exhibit 10.58


                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE made and entered into this 27th day of June, 2001, by and between DEERFIELD & WEILAND OFFICE BUILDING, L.L.C., an Illinois limited liability company ("LANDLORD"), and ADS ALLIANCE DATA SYSTEMS, INC. ("TENANT") for a portion of the Premises commonly known as 975 Weiland Road, Buffalo Grove, Illinois.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto did heretofore enter into a certain Lease of the aforesaid Premises on or about July 30, 1999 (the "LEASE"); and

         WHEREAS, the parties hereto do hereby intend to amend the Lease upon the terms and conditions as are more fully hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed that the Lease, particularly the Lease Schedule appended thereto, be and is hereby amended to provide as follows:

         1. Effective upon the completion of the work described in Appendix "B" attached hereto and specifically incorporated by reference herein, which work is anticipated to be completed on or about June 1, 2000 ("EFFECTIVE EXPANSION DATE"), the Premises shall be deemed amended to include an additional one hundred eighty-four (184) rentable square feet located on the first floor of the Building and depicted on Appendix "A" attached hereto and specifically incorporated by reference herein. The Purpose with respect to the additional one hundred eighty-four (184) rentable square feet shall be for storage.


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         2.       Upon the Effective Expansion Date, the Annual Base Rent years
                  1 through 5 shall be increased to FOUR HUNDRED TWENTY-EIGHT THOUSAND THIRTY-TWO DOLLARS ($428,032.00) and the Monthly Base Rent shall be increased to THIRTY-FIVE THOUSAND SIX HUNDRED SIXTY-NINE DOLLARS and 34/100 ($35,669.34). Furthermore, the Annual Base Rent for years 6 through 10 shall be increased to FOUR HUNDRED EIGHTY-NINE THOUSAND THREE HUNDRED EIGHTEEN DOLLARS and 40/100 ($489,318.40) and the Monthly Base Rent for said period shall be increased to FORTY THOUSAND SEVEN HUNDRED SEVENTY-SIX DOLLARS and 54/100 ($40,776.54).

         3. Upon the Effective Expansion Date, Tenant's share shall be increased to 50.30%.

         4. Paragraph 16 of the Lease Schedule is hereby modified to substitute GVA Williams for Podolsky Northstar Realty Partners, L.L.C.

         5. Except as herein expressly provided, the Lease shall remain unmodified and in full force and effect.


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         IN WITNESS WHEREOF, Landlord and Tenant have executed this First
Amendment to Lease as of the day and year first above written.
                                 LANDLORD:

                                 DEERFIELD & WEILAND OFFICE BUILDING,
                                 L.L.C., an Illinois limited liability company


                                  BY:  /s/   [illegible]
                                       -----------------------------------------


                                  TENANT:
                                  ADS ALLIANCE DATA SYSTEMS, INC.


                                  BY:  /s/ [illegible]
                                       -----------------------------------------


                                 CONSENTED TO AND APPROVED:

                                 GUARANTOR:

                                 ALLIANCE DATA SYSTEMS CORPORATION


                                 BY:  /s/ [illegible]
                                      ------------------------------------------


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